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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 AMENDED REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 17, 1997

                         Commission file number: 0-20165

                               STERIS CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                   Ohio                                34-1482024
       (State of Incorporation)              (IRS Employer Identification No.)

                      5960 Heisley Road, Mentor, Ohio 44060
          (Address, Including Zip Code, of Principal Executive Offices)

                                 (440) 354-2600
              (Registrant's Telephone Number, Including Area Code)




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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

(a)-(b) On September 17, 1997, STERIS Corporation ("STERIS") purchased shares representing approximately 96% of the outstanding common stock of Isomedix Inc., a Delaware corporation ("Isomedix"), through STERIS's newly incorporated and wholly owned subsidiary, STERIS Acquisition Corporation, pursuant to a tender offer for all of the outstanding shares of common stock of Isomedix. On the same day, STERIS completed the acquisition of Isomedix through the merger of STERIS Acquisition Corporation with and into Isomedix in accordance with the "short form" merger provisions of Delaware law. As a consequence of the merger, STERIS became the owner of 100% of the outstanding common stock of Isomedix.

As a result of arms-length negotiations between STERIS and Isomedix, the shareholders of Isomedix received $20.50 for each share of Isomedix common stock tendered in response to the tender offer or exchanged pursuant to the merger for a total consideration paid to shareholders of Isomedix of approximately $134 million, part of which was paid from available cash on hand and part of which was paid from a draw on STERIS's pre-existing line of credit under a Credit Agreement, dated May 13, 1996, as amended, among STERIS, various financial institutions, and KeyBank National Association, as Agent.

Isomedix is the leading North American provider of contract sterilization and microbial reduction services for manufacturers and producers of medical and non-medical products. Isomedix provides these services through a network of gamma radiation and ethylene oxide facilities across North America, and is currently expanding its services to include an electron beam processing facility. STERIS intends to utilize the assets of Isomedix in accordance with their use by Isomedix prior to its acquisition by STERIS.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

(a) Financial Statements of Isomedix and Subsidiaries.

The following are filed as exhibits to this Form 8-K/A Amended Report:
         Report of Independent Auditors
         Consolidated Balance Sheets as of December 31, 1996 and 1995 Consolidated Statements of Income for the three years ended
              December 31, 1996
         Consolidated Statements of Changes in Stockholders' Equity for the
              three years ended December 31, 1996
         Consolidated Statements of Cash Flows for the three years ended
              December 31, 1996
         Notes to Consolidated Financial Statements

(b) Unaudited Financial Statements of Isomedix Inc. and Subsidiaries.

The following are filed as exhibits to this Form 8-K/A Amended Report:
         Consolidated Balance Sheet as of June 30, 1997
         Consolidated Statements of Income for the six months ended
              June 30, 1997 and June 30, 1996


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         Consolidated Statements of Cash Flows for the six months ended
              June 30, 1997 and June 30, 1996
         Notes to Consolidated Financial Statements

(c) Pro Forma Financial Information

The following unaudited pro forma condensed combined statements of operations for the year ended March 31, 1997, and the six months ended September 30, 1997, give effect to the Merger based on the historical consolidated financial statements of STERIS and Isomedix under the purchase method of accounting and the assumptions and adjustments set forth in the accompanying notes to the unaudited pro forma condensed combined financial statements.




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STERIS Corporation and Isomedix Inc.
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Year Ended March 31, 1997

                                                                            Isomedix
                                                    STERIS                 Year ended       Pro Forma
                                                  Year ended              December 31,     Adjustments          Pro Forma
                                                March 31, 1997                1996         (See Note B)         Combined
                                                --------------                ----         ------------         --------
                                                                  (In thousands, except per share amounts)
Net revenues                                        $587,852                 $45,233                            $633,085
Cost of goods and services sold                      356,007                  22,180                             378,187
                                                     -------                  ------                             -------
Gross profit                                         231,845                  23,053                             254,898
Cost and expenses:
  Selling, informational and
  administrative                                     125,515                  12,307          $1,575   (1)       139,397
  Research and development                            21,986                                                      21,986
  Non-recurring items                                 90,831                                                      90,831
                                                     -------                  ------         -------              ------
Income (loss) from operations                        (6,487)                  10,746         (1,575)               2,684
Interest expense                                     (2,919)                   (456)         (6,820)   (2)      (10,195)
Interest income and other                              4,544                     895         (1,494)   (3)         3,945
                                                      ------                     ---         -------               -----
  Income (loss) before income
  taxes                                              (4,862)                  11,185         (9,889)             (3,566)
Income tax expense (benefit)                          25,744                   4,474         (2,910)   (4)        27,308
                                                      ------                   -----         -------              ------
Income (loss) from continuing
operations                                         ($30,606)                  $6,711        ($6,979)           ($30,874)
                                                   =========                  ======        ========           =========

Income (loss) from continuing
operations per share                                 ($0.91)                                                    ($0.92)

Weighted average number of
shares outstanding used in
computing income (loss)
from continuing operations per
share                                                 33,678                                                      33,678


See Notes to Unaudited Pro Forma Condensed Combined Statement of Operations



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STERIS Corporation and Isomedix Inc.
Unaudited Pro Forma Condensed Combined Statement of Operations
For the Six Months Ended September 30, 1997

                                                                                         Pro Forma
                                                                                        Adjustments            Pro Forma
                                                     STERIS                 Isomedix    (See Note B)            Combined
                                                     ------                 --------    ------------            --------
                                                           (In thousands, except per share amounts)

Net revenues                                        $328,517                 $21,270                            $349,787
Cost of goods and services
sold                                                 183,496                  10,010                             193,506
                                                     -------                  ------                             -------
Gross profit                                         145,021                  11,260                             156,281
Cost and expenses:
  Selling, informational and
  administrative                                      87,716                   5,653            $788   (1)        94,157
  Research and development                            11,930                                                      11,930
                                                      ------                 -------         -------              ------
Income (loss) from operations                         45,375                   5,607           (788)              50,194
Interest expense                                     (1,395)                   (214)         (3,410)   (2)       (5,019)
Interest income and other                                375                     252           (747)   (3)         (120)
                                                         ---                     ---           -----               -----
  Income (loss) before income
  taxes                                               44,355                   5,645         (4,945)              45,055
Income tax expense (benefit)                          17,299                   2,258         (1,455)   (4)        18,102
                                                      ------                   -----         -------              ------
Income from continuing
operations                                           $27,056                  $3,387        ($3,490)             $26,953
                                                     =======                  ======        ========             =======

Income from continuing
operations per share                                   $0.78                                                       $0.78

Weighted average number of
shares outstanding used in
computing income from
continuing operations per
share                                                 34,473                                                      34,473




See Notes to Unaudited Pro Forma Condensed Combined Statement of Operations



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STERIS Corporation and Isomedix Inc.
Notes to Unaudited Pro Forma Condensed Combined Statement of Operations

Note A - Basis of Presentation

The unaudited pro forma condensed combined statements of operations have been prepared in accordance with the instructions to Form 8-K by the managements of STERIS and Isomedix based upon their respective consolidated financial statements. These statements include results of operations as if the merger had been consummated on April 1, 1996 at the commencement of STERIS's fiscal year 1997, including Isomedix's results of operations for the year ended December 31, 1996. In the Company's opinion, the unaudited financial statements present fairly the Company's results of operations. The pro forma adjustments are based upon the purchase method of accounting and the preliminary estimate of the fair value of the assets acquired and liabilities assumed. The final allocation of the purchase price will be made at a later date. As a result of the merger, Isomedix incurred approximately $11 million in costs, including the cost of early redemption of stock options, investment banking fees as well as other costs; such costs have been excluded from Isomedix's results of operations in the unaudited pro forma condensed combined statement of operations for the six months ended September 30, 1997. The pro forma condensed combined financial statements may not be indicative of the results that actually would have occurred if the merger had been in effect during the period presented or which may be attained in the future.

The pro forma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements and the related accompanying notes thereto to Isomedix, included herein, and those of STERIS. The pro forma condensed combined financial statements exclude losses from discontinued operations. A pro forma statement of financial position has not been included since the transaction has been recorded in the unaudited consolidated financial statements of STERIS Corporation as reported in Form 10-Q for the six months ended September 30, 1997.


Note B - Pro Forma Adjustments

Pro forma adjustments are discussed below:

(1) Recognition of goodwill amortization on estimated purchase price allocation.

(2) Recognition of interest expense on line of credit used to fund a portion of the acquisition.

(3) Elimination of interest income on cash portion of acquisition price.

(4) Recognition of income tax benefit attributable to pro forma adjustments for interest expense and interest income.




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(c) Exhibits

23.1     Consent of Independent Auditors
99.1     Report of Coopers & Lybrand L.L.P., Independent Auditors
99.2     Financial Statements of Isomedix Inc. and Subsidiaries
99.3     Unaudited Financial Statements of Isomedix Inc. and Subsidiaries


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               STERIS CORPORATION


Date: November 13, 1997       By: /s/ Michael A. Keresman, III
                                   -------------------------------
                                  Michael A. Keresman, III
                                  Chief Financial Officer and
                                  Senior Vice President
                                  (Principal Financial Officer)



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